CMA Ohio
Municipal Money Fund

Semi-Annual Report



September 30, 2000

MERRILL LYNCH BULL LOGO



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund. Past performance results shown in this report should not be considered a representation of future performance, which will fluctuate. Statements and other information herein are as dated and are subject to change.



CMA Ohio
Municipal Money Fund
Box 9011
Princeton, NJ 08543-9011


Printed on post-consumer recycled paper


To Our Shareholders:

For the six-month period ended September 30, 2000, CMA Ohio
Municipal Money Fund paid shareholders a net annualized yield of 3.54%.* As of September 30, 2000, the Fund's 7-day yield was 3.91%.

Economic Environment
During the six-month period ended September 30, 2000, the overall economic growth for the state of Ohio remained on a moderate pace. Contributing to most of the state's expansion was its service sector, especially financial services and trade industries. In addition, improved export activity combined with the continued level of domestic demand contributed to the stabilization of the manufacturing industry. This moderate economic pace allowed the state to mirror the nation's seasonally adjusted unemployment rate for the period. However, overall job growth continued to lag the national pace, as construction activity has shown signs of slowing and labor shortages continue to impinge on economic growth. Finally, despite a high level of consumer confidence, income growth in the state has fallen behind the national average as the types of service jobs being generated are on the lower end of the pay scale.

Although economic growth has remained on a moderate pace, the state of Ohio continued to generate positive revenue streams throughout the six-month period. Ohio ended the fiscal year 2000 with total revenues of $19.6 billion or 7.2% above fiscal year 1999, and began fiscal year 2001 by reporting revenue for the first three months of $4.5 billion or 8.6% above the comparable period last year. With economic growth continuing to generate positive revenue streams, the state was able to finance daily operations without borrowing in the short-term municipal market. The various Ohio municipalities have also continued to benefit from the current expansion, allowing them to reduce their financial needs to manage daily operations. However, the increased demands of financing the expansion and modernization of the school system have allowed local municipal issuance to remain at a moderate level of $786 million for the six-month period.

Investment Strategy
At the beginning of the six-month period ended September 30, 2000, we employed a cautious approach to the short-term municipal market. With the Federal Reserve Board still pursuing a tightening policy and with April generally a month where funds experience seasonal tax-related redemptions, we began the period with an increased percentage of variable rate demand note securities. The Fund's net assets reached $455 million by mid-April but lost approximately 13% of its assets before stabilizing in mid-May. With overall tax-related redemptions coming in higher than in previous years, combined with an anticipated interest rate increase by the Federal Reserve Board, yields on one-year short-term Ohio municipal notes rose approximately 90 basis points (0.90%) to the 4.90% range or 80% of their taxable equivalent. In addition, yields on variable rate demand notes also rose to nearly 100% of their taxable equivalent. Although the Fund performed well during this period, yields on short-term Ohio municipal notes provided an opportunity to lock in attractive yields for an extended period of time. We changed our investment strategy to a neutral position and pursued such opportunities when available. This investment approach kept the Fund's average life in the 65-day range for the majority of the period.

At the May 16 Federal Open Market Committee meeting, the Federal Reserve Board increased the Federal Funds rate 50 basis points to 6.50%. This dramatic showing by the Federal Reserve Board created a positive outlook among investors, giving a sense that we may be near the end of the current cycle of rising short-term interest rates. As funds began to see subscriptions and the need to replace maturing notes grew, investors started to scramble to try to lock in the high yields offered by municipal notes. This scenario carried over through August as the Federal Reserve Board held short-term interest rates steady at both the June and August Federal Open Market Committee meetings and was further reinforced as economic statistics indicated that the economy was beginning to slow. Yields on Ohio's short-term municipal notes declined approximately 65 basis points to the 4.25% range or 65% of their taxable equivalents by the end of August. However, in September a combination of reduced investor demand, indications of stabilization of the domestic economy and rising oil prices caused enough concern to see yields on variable rate demand notes rise sharply, and yields on one-year Ohio municipal notes increased approximately 15 basis points to the 4.40% range. We took advantage of market weakness by replacing lower-yielding maturing securities with higher-yielding municipal notes, and the Fund performed well during this period. In addition, we were able to balance and increase the Fund's holdings of variable rate demand notes during periods when these securities rose sharply in yields.

Looking forward, we expect to continue to employ a neutral approach to the short-term municipal market. We believe this investment strategy is warranted since uncertainty still surrounds the upcoming presidential election and any increases in oil prices. There also have been indications that the domestic economy may be stabilizing, which could prompt the Federal Reserve Board into some form of action in the future. We will pursue and look to take advantage of yield opportunities in municipal notes when they exist and as they become available. Finally, we will continue to closely monitor credit quality and at the same time seek to maintain an attractive tax-exempt yield for our shareholders.

In Conclusion
We thank you for your support of CMA Ohio Municipal Money Fund, and we look forward to serving your investment needs in the months and years ahead.

Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Trustee



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Kevin A. Schiatta)
Kevin A. Schiatta
Vice President and Portfolio Manager



November 1, 2000


*Based on a constant investment throughout the period, with dividends compounded daily, and reflecting a net return to the investor after all expenses.


Portfolio Abbreviations for CMA Ohio Municipal Money Fund

AMT            Alternative Minimum Tax (subject to)
BAN            Bond Anticipation Notes
EDR            Economic Development Revenue Bonds
GO             General Obligation Bonds
IDR            Industrial Development Revenue Bonds
M/F            Multi-Family
VRDN           Variable Rate Demand Notes


CMA Ohio Municipal Money Fund
Schedule of Investments as of September 30, 2000                                                           (in Thousands)
                      Face
State                Amount                                     Issue                                            Value
Ohio--99.6%        $ 8,000    Allen County, Ohio, GO, BAN, 4.65% due 9/12/2001                                $    8,018
                       390    Allen County, Ohio, IDR (Nickles Bakery Project), VRDN, AMT, 4.25% due
                              1/02/2003 (a)                                                                          390
                       886    Archbold, Ohio, GO, BAN, 5.60% due 6/21/2001                                           890
                     2,800    Ashtabula County, Ohio, Hospital Facilities Revenue Bonds (Ashtabula County
                              Medical Center Project), VRDN, 5.60% due 12/01/2007 (a)                              2,800
                     1,355    Ashtabula County, Ohio, IDR (Neff-Perkins County Project), VRDN, AMT,
                              5.75% due 6/01/2005 (a)                                                              1,355
                       155    Brooklyn Heights, Ohio, IDR (ATC Nymold Inc.), VRDN, AMT, 5.75% due
                              2/01/2002 (a)                                                                          155
                     5,000    Butler County, Ohio, EDR (Great Miami Valley YMCA Project), VRDN, 4.40%
                              due 9/01/2020 (a)                                                                    5,000
                     5,000    Canal Winchester, Ohio, Local School District, GO, BAN, 4.91% due 2/22/2001          5,010
                     8,000    Cincinnati, Ohio, City School District, GO, BAN, 4.78% due 9/13/2001                 8,028
                       800    Clermont County, Ohio, IDR (Southern Ohio Fabricator), VRDN, AMT, Series A,
                              5.60% due 9/01/2005 (a)                                                                800
                              Clinton County, Ohio, Hospital Revenue Bonds (Ohio Hospital Capital
                              Asset Inc. Pooled Loan), VRDN (a):
                     8,000     5.60% due 6/01/2028                                                                 8,000
                     6,670     5.60% due 7/01/2029                                                                 6,670
                     2,200    Conneaut Area, Ohio, City School District, GO, BAN, 5.125% due 2/15/2001             2,205
                     4,560    Cuyahoga County, Ohio, Health Care Facilities Revenue Bonds (Catholic
                              Charities Facilities), VRDN, 5.60% due 7/01/2012 (a)                                 4,560
                     7,100    Cuyahoga County, Ohio, Hospital Revenue Bonds (The Cleveland Clinic),
                              VRDN, Series D, 5.50% due 1/01/2026 (a)                                              7,100
                              Cuyahoga County, Ohio, IDR, Refunding, VRDN (a):
                       925     (Curtiss Wright Project), 5.55% due 12/01/2008                                        925
                     2,795     (Parma Care Center Inc.), AMT, 5.60% due 12/01/2011                                 2,795
                       720     (Pleasant Lake Associates Project), 5.60% due 5/01/2011                               720
                              Cuyahoga County, Ohio, IDR, VRDN (a):
                       735     (Athens Pastries Inc. Project), AMT, 5.70% due 6/03/2009                              735
                     4,890     (Cleveland Eexcel Ltd.), AMT, 5.75% due 3/01/2019                                   4,890
                       445     (Erieview Metal Treating Project), 5.70% due 5/05/2010                                445
                     4,305    Delaware, Ohio, GO, BAN, 4.75% due 8/30/2001                                         4,317
                       950    Dublin, Ohio, City School District Refunding Bonds, GO, BAN, 4.65% due
                              12/14/2000                                                                             951
                     4,000    Eagle Tax-Exempt Trust, Cleveland, Ohio, VRDN, Series 98, Class 3501,
                              4.44% due 1/01/2021 (a)                                                              4,000
                    15,000    Eagle Tax-Exempt Trust, Edison, Ohio, VRDN, Series 95, Class 3501, 4.44% due
                              7/01/2015 (a)                                                                       15,000
                     5,800    Eagle Tax-Exempt Trust, Ohio, VRDN, Series 95, Class 3502, 4.44% due
                              7/01/2015 (a)                                                                        5,800
                     1,900    Erie County, Ohio, Various Purpose, GO, BAN, 4.75% due 10/26/2000                    1,901


CMA Ohio Municipal Money Fund
Schedule of Investments as of September 30, 2000 (continued)                                              (in Thousands)
                      Face
State                Amount                                     Issue                                            Value
Ohio               $ 5,290    Franklin County, Ohio, Hospital Revenue Refunding and Improvement Bonds
(continued)                   (U.S. Health Corporation), VRDN, Series A, 5.52% due 12/01/2021 (a)             $    5,290
                     1,185    Franklin County, Ohio, IDR (GSW Building Association Limited Partnership),
                              4.40% due 11/01/2000                                                                 1,185
                     2,500    Franklin County, Ohio, IDR, Refunding (Heekin Can Inc. Project), VRDN,
                              5.60% due 5/01/2007 (a)                                                              2,500
                     3,000    Franklin County, Ohio, M/F Housing Revenue Bonds (Colonial Courts
                              Project), VRDN, AMT, 5.60% due 12/01/2024 (a)                                        3,000
                     2,250    Fulton County, Ohio, IDR (Gilders Business Holdings Project), VRDN, AMT,
                              5.60% due 4/01/2007 (a)                                                              2,250
                     2,700    Geauga County, Ohio, GO, BAN, 4.25% due 12/14/2000                                   2,701
                     2,891    Goshen, Ohio, Local School District, GO, BAN, 4.71% due 10/11/2000                   2,891
                       905    Greene County, Ohio, IDR (FC Limited/AFC Stamping), VRDN, AMT, 5.70% due
                              9/01/2016 (a)                                                                          905
                       346    Hamilton County, Ohio, EDR (Cincinnati Performing Arts), VRDN, 5.65% due
                              6/15/2005 (a)                                                                          346
                     2,910    Hamilton County, Ohio, M/F Housing Revenue Bonds (Pleasant Run
                              Apartments Project), VRDN, AMT, 5.55% due 11/01/2028 (a)                             2,910
                     1,455    Hancock County, Ohio, IDR (Koehler Brothers Inc. Project), VRDN, AMT,
                              5.70% due 6/01/2014 (a)                                                              1,455
                              Henry County, Ohio, GO, Refunding, BAN:
                       745     5.35% due 3/29/2001                                                                   748
                       450     5.95% due 3/29/2001                                                                   452
                     1,000    Huber Heights, Ohio, IDR (Lasermike Inc. Project), VRDN, 5.70% due
                              12/01/2014 (a)                                                                       1,000
                     4,000    Independence, Ohio, GO, Refunding, BAN, 4.69% due 5/09/2001                          4,006
                     5,500    Lake County, Ohio, GO, Refunding, BAN, 5.125% due 3/15/2001                          5,510
                       800    Lancaster, Ohio, GO, BAN, 4.25% due 11/16/2000                                         800
                     6,100    Lebanon, Ohio, GO, BAN, 4.51% due 11/02/2000                                         6,101
                     2,480    Logan County, Ohio, GO, BAN, 4.25% due 11/15/2000                                    2,481
                     2,660    Lorain County, Ohio, IDR (DGR Investment Ltd.), VRDN, 5.70% due
                              12/01/2012 (a)                                                                       2,660
                     1,076    Lowellville, Ohio, Local School District, GO, BAN, 4.75% due 12/14/2000              1,077
                              Lucas County, Ohio, EDR, AMT:
                     1,240     (Cross Country Inns--Maumee Project), 4.85% due 12/01/2000                          1,240
                     2,430     (Hammill Manufacturing Company Project), VRDN, 5.70% due 5/01/2010 (a)              2,430
                     3,715    Lucas County, Ohio, GO, BAN, 4.56% due 4/12/2001                                     3,719
                              Lucas County, Ohio, Hospital Revenue Bonds, VRDN (a):
                       175     (Sunshine Children's Home Project), 5.55% due 12/01/2007                              175
                     1,800     (Sunshine Inc.--Northwest Ohio Project), 5.55% due 6/02/2014                        1,800
                     3,270    Lucas County, Ohio, IDR (Reichert Stamping Company Project), VRDN, AMT,
                              5.60% due 7/15/2006 (a)                                                              3,270
                     2,050    Marion County, Ohio, GO, BAN, 4.50% due 11/16/2000                                   2,051
                     1,775    Marion County, Ohio, IDR (Mid Ohio Packaging Company Project), VRDN, AMT,
                              5.65% due 11/01/2015 (a)                                                             1,775
                     1,600    Marysville, Ohio, Exempt Village School District, GO, Refunding, BAN,
                              5.31% due 5/31/2001                                                                  1,603
                     4,900    Mason, Ohio, City School District, GO, BAN, Series A, 4.80% due 8/30/2001            4,919
                     8,500    Mason, Ohio, EDR (Cedar Village Project), VRDN, 4.44% due 12/01/2017 (a)             8,500


CMA Ohio Municipal Money Fund
Schedule of Investments as of September 30, 2000 (continued)                                              (in Thousands)
                      Face
State                Amount                              Issue                                                   Value
Ohio               $ 1,530    Mason, Ohio, IDR (O D M Properties LLC Project), VRDN, AMT, 5.70% due
(continued)                   11/01/2018 (a)                                                                  $    1,530
                     2,370    Mentor, Ohio, IDR (Metcor Parnership/Tridelt), 5.75% due 12/01/2008                  2,370
                     3,355    Miami County, Ohio, GO, Refunding, BAN, 4.875% due 7/11/2001                         3,361
                     2,060    Milford, Ohio, GO, BAN, 4.50% due 10/03/2000                                         2,060
                     1,955    Montgomery County, Ohio, Health Care Facilities Revenue Bonds (South
                              Community Inc. Project), VRDN, 5.55% due 9/01/2014 (a)                               1,955
                     2,160    Montgomery County, Ohio, IDR (Citywide Development Corporation Project),
                              VRDN, AMT, 5.75% due 12/01/2013 (a)                                                  2,160
                    11,000    Montgomery County, Ohio, Revenue Bonds (Miami Valley Hospital), CP,
                              Series B, 4.20% due 12/08/2000                                                      11,000
                     4,000    Mount Gilead, Ohio, Exempt Village School District, GO, Refunding, BAN,
                              4.48% due 12/20/2000                                                                 4,002
                     1,500    Nordonia Hills, Ohio, Local School, GO, BAN, 5.06% due 3/20/2001                     1,504
                     1,500    North Baltimore, Ohio, Local School District, GO, BAN, 5.10% due 4/12/2001           1,505
                       570    North Baltimore, Ohio, Local School District, GO, Refunding, BAN, 5.25% due
                              4/12/2001                                                                              572
                     2,500    North Ridgeville, Ohio, GO, Refunding, BAN, 5.25% due 10/19/2000                     2,501
                     1,500    Northeastern, Ohio, Local School District, GO, Refunding, BAN, 5.18% due
                              6/26/2001                                                                            1,505
                       965    Obetz, Ohio, IDR (HFI Inc. Project), VRDN, AMT, 5.75% due 10/01/2003 (a)               965
                     8,045    Ohio State Air Quality Development Authority, Environmental Improvement
                              Revenue Refunding Bonds (USX Corporation Project), 4.25% due 10/05/2000              8,045
                     2,800    Ohio State Environmental Improvement Revenue Bonds, Ohio Water
                              Development (Mead Corporation Project), VRDN, AMT, 5.55% due 3/01/2023 (a)           2,800
                     2,475    Ohio State Higher Educational Facilities Commission Revenue Bonds (Mount
                              Vernon Nazareth), VRDN, 5.55% due 9/01/2009 (a)                                      2,475
                     4,040    Ohio State Higher Educational Facilities Commission Revenue Refunding
                              Bonds (Pooled Financing), VRDN, 5.60% due 12/01/2016 (a)                             4,040
                     3,325    Ohio State, IDR, Refunding (General Motors Corporation Project), VRDN,
                              5.45% due 9/01/2001 (a)                                                              3,325
                              Ohio State Solid Waste Revenue Bonds (BP Exploration and Oil Inc.
                              Project), VRDN, AMT (a):
                    15,200     5.65% due 2/01/2033                                                                15,200
                     8,600     5.65% due 8/01/2034                                                                 8,600
                     6,645    Ohio State Water Development Authority, Pollution Control Facilities
                              Revenue Bonds (Ohio Edison Company Project), VRDN, AMT, Series B,
                              4.40% due 9/01/2018 (a)                                                              6,645
                     3,000    Ohio State Water Development Authority, Solid Waste Disposal Revenue Bonds
                              (American Steel & Wire Corporation), VRDN, AMT, 5.75% due 9/01/2025 (a)              3,000
                     1,100    Olmsted Falls, Ohio, GO, BAN, 4.60% due 10/26/2000                                   1,100
                     1,725    Painesville, Ohio, GO, BAN, 4.25% due 11/30/2000                                     1,726
                     2,650    Parma Heights, Ohio, GO, BAN, 4.20% due 11/21/2000                                   2,651
                     5,160    Paulding County, Ohio, Solid Waste Disposal Revenue Bonds (Lafarge
                              Corporation Project), VRDN, AMT, 5.35% due 8/01/2026 (a)                             5,160
                              Perrysburg, Ohio, GO, BAN:
                     2,400     4.93% due 8/16/2001                                                                 2,411
                     1,475     5.05% due 8/16/2001                                                                 1,481
                     2,365    Perrysburg, Ohio, GO, Refunding, BAN, 4.45% due 11/16/2000                           2,366


CMA Ohio Municipal Money Fund
Schedule of Investments as of September 30, 2000 (continued)                                              (in Thousands)
                      Face
State                Amount                              Issue                                                   Value
Ohio                          Portage County, Ohio, Industrial Revenue Bonds, VRDN (a):
(continued)        $ 8,750     (Commercial Turf Products Ltd. Project), AMT, 5.55% due 5/01/2022              $    8,750
                     1,185     (John E. Susong Project), Series B, 5.70% due 5/02/2016                             1,185
                     1,265     (NCSP L.P. Project), AMT, 5.75% due 7/01/2014                                       1,265
                              Portage County, Ohio, Industrial Revenue Refunding Bonds, VRDN (a):
                     1,810     (John E. Susong Project), Series A, 5.70% due 5/02/2011                             1,810
                     2,335     (PM Properties One Ltd.), AMT, 5.75% due 11/01/2012                                 2,335
                       900    Rickenbacker, Ohio, Port Authority, IDR, Refunding (Rickenbacker
                              Holdings, Inc.), VRDN, 5.60% due 12/01/2010 (a)                                        900
                     1,185    Ross County, Ohio, Hospital Revenue Bonds (Medical Center Hospital
                              Project), VRDN, 5.50% due 12/01/2020 (a)                                             1,185
                     1,985    Rossford, Ohio, GO, Refunding, BAN, 5.20% due 10/18/2001                             1,998
                     2,198    Rossford, Ohio, Various Purpose, GO, BAN, 4.75% due 12/14/2000                       2,201
                              Sandusky County, Ohio, IDR, VRDN, AMT (a):
                     1,300     (Brighton Manor Co. Project), 5.75% due 12/01/2016                                  1,300
                     1,040     (Crown Battery Manufacturing Company), 5.70% due 8/06/2003                          1,040
                     2,560     (Louis G. Freeman Company Project), 5.70% due 7/01/2017                             2,560
                     3,035     (Magnesium Refining Technologies Inc. Project), Series A, 5.70%
                               due 9/01/2007                                                                       3,035
                     1,830    Seneca County, Ohio, Health Care Facilities Revenue Bonds (Good
                              Shepherd Home Project), VRDN, 5.55% due 10/01/2017 (a)                               1,830
                     4,925    Sheffield, Ohio, GO, BAN, 4.75% due 4/04/2001                                        4,935
                       165    Solon, Ohio, IDR (Tameran Project), VRDN, AMT, 5.70% due 11/01/2004 (a)                165
                     1,070    Springboro, Ohio, GO, BAN, 4.26% due 12/07/2000                                      1,071
                     3,650    Springdale, Ohio, BAN, Refunding, 4.61% due 9/21/2001                                3,657
                              Stark County, Ohio, IDR, VRDN, AMT (a):
                     1,370     (Superior Dairy Inc. Project), 5.75% due 5/01/2003                                  1,370
                     1,150     (Wilkof-Morris Project), 5.70% due 1/01/2010                                        1,150
                     3,245    Steubenville, Ohio, City School District, GO, BAN, 4.76% due 11/16/2000              3,247
                     4,950    Streetsboro, Ohio, City School District, GO, BAN, 4.75% due 4/27/2001                4,958
                     1,735    Strongsville, Ohio, IDR (E&E Properties/Dupli Systems Project), VRDN,
                              AMT, 5.60% due 2/01/2010 (a)                                                         1,735
                              Summit County, Ohio, IDR:
                     1,100     (Ace Precision Industries Inc. Project), VRDN, 5.60% due
                               7/01/2014 (a)                                                                       1,100
                     1,212     (Austin Printing Company Inc. Project), VRDN, AMT, 5.60% due
                               8/01/2006 (a)                                                                       1,212
                       280     (Forest Manufacturing Project), VRDN, AMT, 5.55% due 11/01/2001 (a)                   280
                       370     (Hardcoating Project), VRDN, AMT, 5.60% due 7/01/2002 (a)                             370
                       630     (Ohio Camshaft Project), 4.65% due 10/01/2000                                         630
                       800     (Steffen Bookbinders Project), VRDN, AMT, 5.60% due 11/01/2004 (a)                    800
                       200     (Struktol Project), VRDN, AMT, Series A, 5.75% due 6/01/2002 (a)                      200
                     1,235     (Texler Inc. Project), AMT, 4.50% due 11/01/2000                                    1,235
                     1,185     (Waldonia Investment Project), VRDN, AMT, 5.70% due 7/01/2018 (a)                   1,185
                     5,500    Trumbull County, Ohio, GO, Refunding, BAN, Series 2, 4.95% due 4/11/2001             5,510
                     2,000    Trumbull County, Ohio, Health Care Facilities Revenue Bonds (Shepherd of
                              the Valley), VRDN, 5.55% due 8/01/2026 (a)                                           2,000
                     1,705    Trumbull County, Ohio, IDR (ATD Corporation Project), VRDN, AMT, 5.70% due
                              8/01/2010 (a)                                                                        1,705
                     2,000    Union County, Ohio, IDR (Union Aggregates Company Project), VRDN, AMT,
                              5.60% due 11/01/2006 (a)                                                             2,000


CMA Ohio Municipal Money Fund
Schedule of Investments as of September 30, 2000 (concluded)                                              (in Thousands)
                      Face
State                Amount                              Issue                                                    Value
Ohio                          Union Township, Ohio, GO, BAN:
(concluded)        $ 1,500     4.75% due 3/13/2001                                                            $    1,503
                     3,805     5.24% due 6/20/2001                                                                 3,819
                     1,010    Valley View, Ohio, IDR (Porter Development Project), VRDN, AMT, 5.60% due
                              5/01/2016 (a)                                                                        1,010
                     1,335    Valley View, Ohio, IDR, Refunding and Improvement Bonds (Sweet Valley
                              Dillon), VRDN, 5.70% due 4/01/2011 (a)                                               1,335
                     1,780    Warren County, Ohio, IDR (Kardol Quality Products Project), VRDN, 5.60% due
                              12/01/2014 (a)                                                                       1,780
                       550    Wauseon, Ohio, GO, Refunding, BAN, 5.25% due 5/17/2001                                 552
                     1,950    Willoughby, Ohio, IDR (Malish Brush and Specialty), VRDN, AMT, 5.75% due
                              6/01/2009 (a)                                                                        1,950
                     2,650    Wood County, Ohio, EDR (Great Lakes Window Project), AMT, 5.30% due
                              12/01/2000                                                                           2,650
                       695    Wood County, Ohio, IDR (Centaur Tool and Die Inc. Project), VRDN, AMT,
                              5.60% due 8/01/2010 (a)                                                                695
                     1,270    Wooster, Ohio, IDR (Litco International Inc. Project), VRDN, AMT, 5.60% due
                              5/01/2010 (a)                                                                        1,270
                     1,880    Zanesville-Muskingum County, Ohio, Port Authority, IDR (B.E. Products Inc.
                              Project), VRDN, AMT, 5.75% due 9/01/2004 (a)                                         1,880


                              Total Investments (Cost--$383,578*)--99.6%                                         383,578

                              Other Assets Less Liabilities--0.4%                                                  1,401
                                                                                                              ----------
                              Net Assets--100.0%                                                              $  384,979
                                                                                                              ==========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at September 30, 2000.
  *Cost for Federal income tax purposes.

   See Notes to Financial Statements.

CMA Ohio Municipal Money Fund
Statement of Assets and Liabilities as of September 30, 2000
Assets:
Investments, at value (identified cost--$383,578,304)                                                    $   383,578,304
Cash                                                                                                             181,711
Receivables:
 Interest                                                                             $     3,562,966
 Securities sold                                                                                  575          3,563,541
                                                                                      ---------------
Prepaid registration fees                                                                                         26,142
                                                                                                         ---------------
Total assets                                                                                                 387,349,698
                                                                                                         ---------------
Liabilities:
Payables:
 Securities purchased                                                                       1,998,260
 Investment adviser                                                                           150,880
 Distributor                                                                                  101,585
 Dividends to shareholders                                                                        131          2,250,856
                                                                                      ---------------
Accrued expenses and other liabilities                                                                           120,271
                                                                                                         ---------------
Total liabilities                                                                                              2,371,127
                                                                                                         ---------------
Net Assets                                                                                               $   384,978,571
                                                                                                         ===============
Net Assets Consist of:
Shares of beneficial interest, $.10 par value, unlimited number of shares
authorized                                                                                               $    38,498,109
Paid-in capital in excess of par                                                                             346,482,983
Accumulated realized capital losses--net                                                                          (2,521)
                                                                                                         ---------------
Net Assets--Equivalent to $1.00 per share based on 384,981,092 shares of
beneficial interest outstanding                                                                          $   384,978,571
                                                                                                         ===============

See Notes to Financial Statements.


CMA Ohio Municipal Money Fund
Statement of Operations for the Six Months Ended September 30, 2000
Investment Income:
Interest and amortization of premium earned                                                              $     8,691,703
Expenses:
Investment advisory fees                                                              $     1,022,502
Distribution fees                                                                             255,024
Accounting services                                                                            46,282
Transfer agent fees                                                                            28,072
Professional fees                                                                              24,023
Registration fees                                                                              14,527
Custodian fees                                                                                 13,312
Printing and shareholder reports                                                               12,196
Pricing fees                                                                                    8,324
Trustees' fees and expenses                                                                     1,217
Other                                                                                           3,266
                                                                                      ---------------
Total expenses                                                                                                 1,428,745
                                                                                                         ---------------
Investment income--net                                                                                         7,262,958
                                                                                                         ---------------
Net Increase in Net Assets Resulting from Operations                                                     $     7,262,958
                                                                                                         ===============

See Notes to Financial Statements.


CMA Ohio Municipal Money Fund
Statements of Changes in Net Assets
                                                                                       For the Six        For the Year
                                                                                       Months Ended          Ended
                                                                                      September 30,        March 31,
Increase (Decrease) in Net Assets:                                                        2000               2000
Operations:
Investment income--net                                                                $     7,262,958    $    11,922,305
Realized gain on investments--net                                                                  --             29,034
                                                                                      ---------------    ---------------
Net increase in net assets resulting from operations                                        7,262,958         11,951,339
                                                                                      ---------------    ---------------
Dividends to Shareholders:
Dividends to shareholders from investment income--net                                      (7,262,958)       (11,922,305)
                                                                                      ---------------    ---------------
Beneficial Interest Transactions:
Net proceeds from sale of shares                                                          722,407,420      1,800,279,862
Value of shares issued to shareholders in reinvestment of dividends                         7,262,968         11,921,995
                                                                                      ---------------    ---------------
                                                                                          729,670,388      1,812,201,857
Cost of shares redeemed                                                                  (777,164,644)    (1,782,127,603)
                                                                                      ---------------    ---------------
Net increase (decrease) in net assets derived from beneficial interest
transactions                                                                              (47,494,256)        30,074,254
                                                                                      ---------------    ---------------
Net Assets:
Total increase (decrease) in net assets                                                   (47,494,256)        30,103,288
Beginning of period                                                                       432,472,827        402,369,539
                                                                                      ---------------    ---------------
End of period                                                                         $   384,978,571    $   432,472,827
                                                                                      ===============    ===============

See Notes to Financial Statements.


CMA Ohio Municipal Money Fund
Financial Highlights
The following per share data and ratios have been derived       For the Six
from information provided in the financial statements.          Months Ended
                                                               September 30,        For the Year Ended March 31,
Increase (Decrease) in Net Asset Value:                             2000       2000       1999        1998       1997
Per Share Operating Performance:
Net asset value, beginning of period                              $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  ---------  ---------  ---------  ---------   ---------
Investment income--net                                                  .02        .03        .03        .03         .03
Realized gain on investments--net                                        --         --++       --         --          --
                                                                  ---------  ---------  ---------  ---------   ---------
Total from investment operations                                        .02        .03        .03        .03         .03
                                                                  ---------  ---------  ---------  ---------   ---------
Less dividends from investment income--net                             (.02)      (.03)      (.03)      (.03)       (.03)
                                                                  ---------  ---------  ---------  ---------   ---------
Net asset value, end of period                                    $    1.00  $    1.00  $    1.00  $    1.00   $    1.00
                                                                  =========  =========  =========  =========   =========

Total Investment Return                                               3.54%*     2.89%      2.85%      3.15%       3.00%
                                                                  =========  =========  =========  =========   =========

Ratios to Average Net Assets:
Expenses                                                               .70%*      .69%       .71%       .70%        .71%
                                                                  =========  =========  =========  =========   =========
Investment income--net                                                3.54%*     2.85%      2.80%      3.09%       2.94%
                                                                  =========  =========  =========  =========   =========

Supplemental Data:
Net assets, end of period (in thousands)                          $ 384,979  $ 432,473  $ 402,370  $ 394,715   $ 327,173
                                                                  =========  =========  =========  =========   =========


 *Annualized.
++Amount is less than $.01 per share.

  See Notes to Financial Statements.


CMA Ohio Municipal Money Fund
Notes to Financial Statements

1. Significant Accounting Policies:
CMA Ohio Municipal Money Fund (the "Fund") is part of CMA Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. These unaudited financial statements reflect all adjustments, which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal, recurring nature. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Investments are valued at amortized cost, which approximates market value. For the purpose of valuation, the maturity of a variable rate demand instrument is deemed to be the next coupon date on which the interest rate is to be adjusted. In the case of a floating rate instrument, the remaining maturity is the demand notice payment period.

(b) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(c) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income (including amortization of premium and discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(d) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(e) Dividends and distributions to shareholders--The Fund declares dividends daily and reinvests daily such dividends (net of non-resident alien tax and backup withholding tax withheld) in additional fund shares at net asset value. Dividends are declared from the total of net investment income, excluding discounts earned other than original issue discounts. Net realized capital gains, if any, are normally distributed annually after deducting prior years' loss carryforward. The Fund may distribute capital gains more frequently than annually in order to maintain the Fund's net asset value at $1.00 per share.

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets, at the following annual rates: .50% of the first $500 million of average daily net assets; .425% of average daily net assets in excess of $500 million but not exceeding $1 billion; and .375% of average daily net assets in excess of $1 billion.


CMA Ohio Municipal Money Fund
Notes to Financial Statements (concluded)

Pursuant to the Distribution and Shareholder Servicing Plan in compliance with Rule 12b-1 under the Investment Company Act of 1940, Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S") receives a distribution fee from the Fund at the end of each month at the annual rate of .125% of average daily net assets of the Fund. The distribution fee is to compensate MLPF&S financial consultants and other directly involved branch office personnel for selling shares of the Fund and for providing direct personal services to shareholders. The distribution fee is not compensation for the administrative and operational services rendered to the Fund by MLPF&S in processing share orders and administering shareholder accounts.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, and/or ML & Co.

3. Shares of Beneficial Interest:
The number of shares sold, reinvested and redeemed during the periods corresponds to the amounts included in the Statements of Changes in Net Assets for net proceeds from sale of shares, value of shares reinvested and cost of shares redeemed, respectively, since shares are recorded at $1.00 per share.

4. Capital Loss Carryforward:
At March 31, 2000, the Fund had a net capital loss carryforward of approximately $2,500, of which $2,200 expires in 2002 and $300 expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



CMA Ohio Municipal Money Fund
Officers and Trustees

Terry K. Glenn--President and Trustee
Ronald W. Forbes--Trustee
Cynthia A. Montgomery--Trustee
Charles C. Reilly--Trustee
Kevin A. Ryan--Trustee
Roscoe S. Suddarth--Trustee
Richard R. West--Trustee
Arthur Zeikel--Trustee
Edward D. Zinbarg--Trustee
Vincent R. Giordano--Senior Vice President
Edward J. Andrews--Vice President
Peter J. Hayes--Vice President
Kenneth A. Jacob--Vice President
Steven T. Lewis--Vice President
Darrin J. SanFillippo--Vice President
Kevin A. Schiatta--Vice President
Helen Marie Sheehan--Vice President
Donald C. Burke--Vice President and
  Treasurer
Phillip Gillespie--Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 221-7210*


*For inquiries regarding your CMA account, call (800) CMA-INFO
 [(800) 262-4636].